UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 15, 2010

Champion Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

West Virginia

(State or Other Jurisdiction of Incorporation)

0-21084                                                      55-0717455

             (Commission File No.)                      (IRS Employer Identification No.)

             2450 First Avenue
             P. O. Box 2968
            Huntington, West Virginia                                                                                                                 25728

            (Address of Principal Executive Offices)                                                                                       (Zip Code)

(304) 528-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders
At the annual meeting of shareholders of Champion Industries, Inc. held March 15, 2010, the following matters were voted upon:
a)	Fixing the number of directors at seven (7) and election of the following nominees as directors, with votes "for" and "withheld", as well as broker non-votes, as follows:
Director	Votes “For”	Votes “Withheld”	Broker Nonvotes
Louis J. Akers	7,207,386	77,962	2,344,971
Philip E. Cline	7,207,686	77,662	2,344,971
Harley F. Mooney, Jr.	7,206,811	78,537	2,344,971
A. Michael Perry	7,207,586	77,762	2,344,971
Marshall T. Reynolds	7,150,841	134,507	2,344,971
Neal W. Scaggs	7,162,311	123,037	2,344,971
Glenn W. Wilcox, Sr.	7,207,386	77,962	2,344,971

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION INDUSTRIES, INC. (Registrant)
Date: March 15, 2010
/s/ Todd R. Fry Todd R. Fry, Senior Vice President and Chief Financial Officer